Exhibit h(vi)
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January 06, 2006


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc.,
USAA State Tax-Free Trust, and
USAA Life Investment Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention:      Christopher W. Claus, President
                Kristi A. Matus, President

Ladies and Gentlemen:

         This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which USAA Capital Corporation ("CAPCO"), agrees to make during the period commencing January 06, 2006 and ending January 05, 2007 (the "FACILITY PERIOD") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 7, 2005, as heretofore amended or modified, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

         1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, U.S. $300,000,000 (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A.

         2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility for the benefit of such Fund, if the aggregate amount of such Loan exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose, that would violate any provision of any applicable statute, regulation, order, or restriction.

         3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on

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the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO on or before the date of such Loan. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the "FEDERAL FUNDS RATE" plus 1.50 percent (150 basis points), but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

         4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and SUBJECT TO the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A (the "NOTE"). Each Loan shall be in an aggregate amount not less than U.S. $100,000 and increments of U.S. $1,000 in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio, Texas time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, SUBJECT TO the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder.
Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

         5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "FACILITY FEE"). The Facility Fee will be the Borrowers' assessed proportionate share of CAPCO's operating expenses related to obtaining/maintaining CAPCO's funding programs. The expense will be allocated by CAPCO to the Borrowers and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrowers' Commitment (as it may be reduced pursuant to SECTION 6) as a percentage of the total amount of borrowing authorized for all CAPCO borrowers. In no event will the Facility Fee exceed .07 of one percent (7 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements.

         6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of U.S. $5,000,000 or any larger integral multiple of U.S. $1,000,000 (EXCEPT that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

         7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (TOGETHER WITH accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

         8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; PROVIDED, HOWEVER, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on

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behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a
Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

         9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, EXCEPT that such Borrower may make an oral request (each an "ORAL REQUEST") PROVIDED THAT each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan,
(iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio, Texas time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

         10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

                  (a) CAPCO shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of such Borrower;

                  (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B or as such Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to CAPCO via facsimile or telecopy; and

                  (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request, which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

         11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) resolutions of each Borrower's Board of Directors/Trustees authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D, authorizing certain individuals ("AUTHORIZED

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INDIVIDUALS"),  to take on behalf of each Borrower (on behalf of the  applicable
Funds) actions contemplated by this Agreement and the Note, and (d) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request.

         12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally, makes on behalf of each of its respective series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

                  (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

                  (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

                  (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable, of such Borrower or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable, and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

                  (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

                  (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of

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each Borrower's  knowledge,  threatened  against such Borrower or the applicable
Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

                  (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are SUBJECT TO and liable for such Loans. CAPCO may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

         13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) To deliver to CAPCO as soon as possible and in any event within seventy-five (75) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

                  (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

                  (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

                  (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

                  (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

                  (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within

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two business days after each Friday  occurring  after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

                  (g) Upon the request of CAPCO, which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

         14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) Unless CAPCO has breached its obligations to lend hereunder or becomes insolvent or the subject of a receivership proceeding, not to incur any indebtedness for borrowed money (other than overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) EXCEPT the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

                  (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (OTHER THAN assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; PROVIDED THAT a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 under the Investment Company Act of 1940.

         15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

                  (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

                  (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14;

                  (d) A Fund shall default in the performance of or compliance with any other term contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

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                  (f)      USAA Investment  Management  Company or any successor
manager  or  investment   adviser  (PROVIDED  THAT  such  successor  manager  or
investment advisor is a wholly-owned subsidiary of United Services Automobile Association and/or CAPCO) shall cease to be the manager and investment advisor of a Fund; PROVIDED THAT USAA Investment Management Company (or its successor) shall be permitted to hire one or more of the existing subadvisers listed on SCHEDULE B as subadvisers for any Fund and may add new subadvisers as provided in SECTION 16(B);

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower (i) terminate its commitment to make any Loan hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

         16.      NEW BORROWERS; NEW FUNDS; NEW SUBADVISERS

                  (a) So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

                           (i) Any investment company that becomes part of the same "GROUP OF INVESTMENT COMPANIES" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

                           (ii) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

                  (b) A Borrower may, by submitting an amended SCHEDULE B to this Agreement to CAPCO (which amended SCHEDULE B shall replace the SCHEDULE B which is then a part of this Agreement), add new subadvisers, which are not currently subadvising any other Fund.

         17. LIMITED RECOURSE. CAPCO agrees (a) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (b) that no assets of any Fund shall be used to

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satisfy any claim,  liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

         18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

         19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

         20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

         21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED THAT no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

         22.      NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES

         (A) GENERAL. Unless otherwise expressly provided herein, all notices, requests and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address or facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrowers, to the address, facsimile number, electronic mail address, or telephone number specified for such Person on EXHIBIT B or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to CAPCO, to the address, facsimile number, electronic mail address, or telephone number specified on EXHIBIT C or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to be given or made upon the EARLIER to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier,  when

1505406v1
signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto;
(C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

         (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Borrowers and the Bank. The Bank may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in Section 13, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

         23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged EXCEPT by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

         25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         26. PUBLICITY. Neither CAPCO nor the Borrowers will use any name, trademark, or trade name of the other without that other party's prior written consent.

1505406v1

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers (not in their individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto) and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:      /S/ EDWIN T. MCQUISTON
         --------------------------------
         Edwin T. McQuiston
         Senior Vice President-Treasurer

Signature to the Facility Agreement Letter dated January 6, 2006, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and CAPCO.

AGREED AND ACCEPTED

USAA MUTUAL FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------------
         Christopher W. Claus, President

USAA INVESTMENT TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------------
         Christopher W. Claus, President

USAA TAX EXEMPT FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------------
         Christopher W. Claus, President

USAA STATE TAX-FREE TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         --------------------------------
         Christopher W. Claus, President

USAA LIFE INVESTMENT TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ KRISTI A. MATUS
         --------------------------------
         Kristi A. Matus, President

1505406v1

                     SCHEDULE A TO FACILITY AGREEMENT LETTER

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
               UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT


BORROWER                       FUNDS                   MAXIMUM PERCENT OF THE
                                                       TOTAL ASSETS WHICH CAN BE
                                                       BORROWED UNDER FACILITY
                                                       AGREEMENT WITH CAPCO


USAA Mutual Fund, Inc.        USAA Aggressive Growth         5% of Total Assets
                              USAA Growth & Income                    "
                              USAA Income Stock                       "
                              USAA Short-Term Bond                    "
                              USAA Money Market                       "
                              USAA Growth                             "
                              USAA Income                             "
                              USAA S&P 500 Index (Member
                                   and Reward classes)                "
                              USAA Science & Technology               "
                              USAA First Start Growth                 "
                              USAA High Yield Opportunities           "
                              USAA Intermediate-Term Bond             "
                              USAA Small Cap Stock                    "
                              USAA Extended Market Index              "
                              USAA Nasdaq-100 Index                   "
                              USAA Capital Growth                     "
                              USAA Value                              "


USAA Investment Trust         USAA Cornerstone Strategy               "
                              USAA Precious Metals and Minerals       "
                              USAA International                      "
                              USAA World Growth                       "
                              USAA GNMA Trust                         "
                              USAA Treasury Money Market Trust        "
                              USAA Emerging Markets                   "
                              USAA Growth and Tax Strategy            "
                              USAA Balanced Strategy                  "
                              USAA Total Return Strategy              "


USAA Tax Exempt Fund, Inc.    USAA Long-Term                          "
                              USAA Intermediate-Term                  "
                              USAA Short-Term                         "
                              USAA Tax Exempt Money Market            "
                              USAA California Bond                    "
                              USAA California Money Market            "
                              USAA New York Bond                      "
                              USAA New York Money Market              "
                              USAA Virginia Bond                      "
                              USAA Virginia Money Market              "

USAA State Tax-Free Trust     USAA Florida Tax-Free Income            "
                              USAA Florida Tax-Free Money Market      "

USAA Life Investment Trust    USAA Life Income                        "
                              USAA Life Growth and Income             "
                              USAA Life World Growth                  "
                              USAA Life Diversified Assets            "
                              USAA Life Aggressive Growth             "

1505406v1
                                                                      Schedule A

                     SCHEDULE B TO FACILITY AGREEMENT LETTER

                              PERMITTED SUBADVISERS



         Barrow, Hanley, Mewhinney & Strauss, Inc.
         Batterymarch Financial Management, Inc.
         The Boston Company Asset Management, LLC
         Grantham, Mayo, Van Otterloo & Co. LLC
         Loomis, Sayles & Company, L.P.
         Marsico Capital Management, LLC
         Merrill Lynch Quantitative Advisers
         MFS Investment Management
         Northern Trust Investments, N.A.
         OFI Institutional Asset Management, Inc.
         Wellington Management Company, LLP



1505406v1
                                                                      Schedule B

                     EXHIBIT A TO FACILITY AGREEMENT LETTER

                           MASTER GRID PROMISSORY NOTE


U.S. $300,000,000                                        Dated: January 06, 2006


         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 06, 2006 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


         This Note shall be governed by the laws of the state of Texas.


                                                                       Exhibit A

1505406v1

Signature to the Master Grid Promissory Note dated January 06, 2006, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to CAPCO.

                              USAA MUTUAL FUND, INC.,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement

                              By:
                                       -------------------------------
                                       Christopher W. Claus, President


                              USAA INVESTMENT TRUST,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement

                              By:
                                       -------------------------------
                                       Christopher W. Claus, President


                              USAA TAX EXEMPT FUND, INC.,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement

                              By:
                                       -------------------------------
                                       Christopher W. Claus, President


                              USAA STATE TAX-FREE TRUST,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement

                              By:
                                       -------------------------------
                                       Christopher W. Claus, President


                              USAA LIFE INVESTMENT TRUST,
                                       on behalf of and for the benefit
                                       of its series of Funds as set forth
                                       on SCHEDULE A to the Agreement

                              By:
                                       -------------------------------
                                       Kristi A. Matus, President

                                                                      Exhibit A

1505406v1

                                SCHEDULE TO NOTE

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 06, 2006, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.


[GRID]
Date of
Loan


Borrower
and Fund


Amount of
Loan

Type of Rate and
Interest
Rate on Date of
Borrowing


Amount of
Principal
Repaid


Date of
Repayment


Other
Expenses


Notation made
by



                                                                       Exhibit A

1505406v1

                                   EXHIBIT B
                     EXHIBIT B TO FACILITY AGREEMENT LETTER

                           BORROWER INFORMATION SHEET

BORROWERS:     USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA
               TAX EXEMPT FUND, INC. and USAA STATE TAX-FREE TRUST

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THESE BORROWERS:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Clifford A. Gladson
                                Senior Vice President, Fixed Income Investments
                                USAA Investment Management Company
               Telephone:       (210) 498-6508
               Cellphone:       (210) 913-6508
               Telecopy:        (210) 498-6707
               e-mail:          CLIFF.GLADSON@USAA.COM

               Attention:       Stuart H. Wester
                                Vice President, Equity Investments
                                USAA Investment Management Company
               Telephone:       (210) 498-7611
               Telecopy:        (210) 498-4446
               e-mail:          STUART.WESTER@USAA.COM

               Attention:       Debra K. Dunn
                                Assistant Vice President,
                                Senior Financial Officer & Treasurer
                                USAA Investment Management Company
               Telephone:       (210) 498-9147
               Telecopy:         498-7819
               e-mail:          debra.dunn@usaa.com


ADDRESS FOR BORROWING AND PAYMENTS:

1505406v1

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Debra K. Dunn
                                Assistant Vice President,
                                Senior Financial Officer & Treasurer
                                USAA Investment Management Company
               Telephone:       (210) 498-9147
               Telecopy:        498-7819
               e-mail:          debra.dunn@usaa.com

BORROWERS:        USAA LIFE INVESTMENT TRUST

1505406v1

ADDRESS FOR NOTICES AND OTHER COMMUICATIONS TO THIS BORROWER:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Debra K. Dunn
                                Assistant Vice President, Senior Financial
                                Officer & Treasurer
                                USAA Investment Management Company
               Telephone:       (210) 498-9147
               Telecopy:        498-7819
               e-mail:          debra.dunn@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Debra K. Dunn
                                Assistant Vice President, Senior Financial
                                Officer & Treasurer
                                USAA Investment Management Company
               Telephone:       (210) 498-9147
               Telecopy:        498-7819
               e-mail:          debra.dunn@usaa.com



INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS               CHIPS
            ----------              ----------


                                                                       Exhibit B
1505406v1

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                            ACCT.# 6938-519-3

USAA INCOME STOCK FUND                               ACCT.# 6938-495-6

USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7

USAA MONEY MARKET FUND                               ACCT.# 6938-498-0

USAA GROWTH FUND                                     ACCT.# 6938-490-7

USAA INCOME FUND                                     ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND                       ACCT.#6938-515-1

USAA FIRST START GROWTH FUND                         ACCT.#6938-468-3

USAA HIGHYIELD OPPORTUNITIES FUND                    ACCT.#6938-576-3

USAA INTERMEDIATE-TERM BOND FUND                     ACCT.#6938-577-1

USAA SMALL CAP STOCK FUND                            ACCT.#6938-578-9

USAA NASDAQ-100 INDEX FUND                           ACCT.#6938-794-2

USAA CAPITAL GROWTH FUND                             ACCT.#6938-796-7

USAA VALUE FUND                                      ACCT.#6938-799-1

NORTHERN TRUST COMPANY, CHICAGO, ILLINOIS

ABA #071000152

USAA S&P 500 INDEX FUND                              ACCT.#2616882

J P MORGAN CHASE BANK, NEW YORK, NY                  ABA #021000021

USAA EXTENDED MARKET INDEX FUND                      ACCT.#P83544


                                                                       Exhibit B
1505406v1

USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-487-3

USAA PRECIOUS METALS AND MINERALS FUND               ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5

USAA GNMA TRUST                                      ACCT.# 6938-486-5

USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-509-4

USAA BALANCED STRATEGY FUND                          ACCT.# 6938-507-8

USAA TOTAL RETURN STRATEGY FUND                      ACCT.# 0015-342-9

USAA TAX EXEMPT FUND, INC.

State Street Bank and Trust Company, Boston, Massachusetts      ABA #011000028

USAA LONG-TERM FUND                                  ACCT.# 6938-492-3

USAA INTERMEDIATE-TERM FUND                          ACCT.# 6938-496-4

USAA SHORT-TERM FUND                                 ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6


                                                                       Exhibit B
1505406v1

USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5


USAA LIFE INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LIFE INCOME FUND                                ACCT.# 6938-607-6

USAA LIFE GROWTH & INCOME FUND                       ACCT.# 6938-606-8

USAA LIFE WORLD GROWTH FUND                          ACCT.# 6938-605-0

USAA LIFE DIVERSIFIED ASSETS FUND                    ACCT.# 6938-604-3

USAA LIFE AGGRESSIVE GROWTH FUND                     ACCT.# 6938-608-4


                                                                       Exhibit B
1505406v1

                                    EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                           USAA Capital Corporation
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288

                           Attention:           Edwin T. McQuiston
                           Telephone:           (210) 498-2296
                           Telecopy:              (210) 498-6566



                                                                       Exhibit C
1505406v1

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 6, 2006, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                   OFFICE                                      SIGNATURE
----                   ------                                      ---------


Robert G. Davis        Chairman and Chief Executive
                       Officer of USAA                    _____________________

Josue Robles, Jr.      Executive Vice President-Chief
                       Financial Officer/Corporate
                       Treasurer of USAA                  ______________________

Edwin T. McQuiston     Senior Vice President-Corporate
                       Finance and Assistant Treasurer
                       of USAA                            ______________________

Debra K. Dunn          Treasurer of the Borrowers         ______________________

Roberto Galindo, Jr.   Assistant Treasurer of the
                       Borrowers                          ______________________

IN WITNESS WHEREOF, I have executed the Certificate as of this 6th day of January, 2006.


--------------------
Mark S. Howard
Secretary


I, Christopher W. Claus, officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.

Date:  January 6, 2006

                                                 ------------------------------
                                                 Christopher W. Claus, Officer


                                                                      Exhibit D
1505406v1

                           MASTER GRID PROMISSORY NOTE



U.S. $300,000,000                                        Dated: January 06, 2006

         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 06, 2006 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


         This Note shall be governed by the laws of the state of Texas.


1505406v1

Signature to the Master Grid Promissory Note dated January 06, 2006, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.


                                  USAA MUTUAL FUND, INC.,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                  By:      /S/ CHRISTOPHER W. CLAUS
                                           --------------------------------
                                           Christopher W. Claus, President


                                  USAA INVESTMENT TRUST,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                  By:      /S/ CHRISTOPHER W. CLAUS
                                           --------------------------------
                                           Christopher W. Claus, President


                                  USAA TAX EXEMPT FUND, INC.,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                  By:      /S/ CHRISTOPHER W. CLAUS
                                           --------------------------------
                                           Christopher W. Claus, President


                                  USAA STATE TAX-FREE TRUST,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                  By:      /S/ CHRISTOPHER W. CLAUS
                                           --------------------------------
                                           Christopher W. Claus, President


                                  USAA LIFE INVESTMENT TRUST,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                  By:      /S/ KRISTI A. MATUS
                                           --------------------------------
                                           Kristi A. Matus, President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 06, 2006, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.

[GRID]
Date of
Loan


Borrower
and Fund


Amount of
Loan

Type of Rate and
Interest
Rate on Date of
Borrowing


Amount of
Principal
Repaid


Date of
Repayment


Other
Expenses


Notation made
by


1505406v1

                              OFFICER'S CERTIFICATE


Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 6, 2006, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.


NAME                  OFFICE                                      SIGNATURE
----                  ------                                      ---------

Robert G. Davis       Chairman and Chief Executive
                      Officer of USAA                    /S/ ROBERT G. DAVIS

Josue Robles, Jr.     Executive Vice President-Chief
                      Financial Officer/Corporate
                      Treasurer of USAA                  /S/ JOSUE ROBLES, JR.

Edwin T. McQuiston    Senior Vice President-Corporate
                      Finance and Assistant Treasurer
                      of USAA                            /S/ EDWIN T. MCQUISTON


Debra K. Dunn         Treasurer of the Borrowers         /S/ DEBRA K. DUNN


Roberto Galindo, Jr.  Assistant Treasurer of the
                      Borrowers                          /S/ ROBERT GALINDO, JR.


IN WITNESS WHEREOF, I have executed the Certificate as of this 6th day of January, 2006.


/S/ MARK S. HOWARD
-----------------------------
Mark S. Howard
Secretary


I, Christopher W. Claus, officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.

Date:  January 6, 2006

                                                 /S/ CHRISTOPHER W. CLAUS
                                                 ------------------------------
                                                 Christopher W. Claus, Officer

                             SECRETARY'S CERTIFICATE

                             USAA MUTUAL FUND, INC.
                              USAA INVESTMENT TRUST
                           USAA TAX EXEMPT FUND, INC.
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

         I, Mark S. Howard being the Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (each a "Borrower" and collectively the "Borrowers") hereby certify to, and for the benefit of, USAA Capital Corporation that the following are true and correct:

         1. Resolution. The attached resolutions were approved by all of the Board of Directors/Trustees of each Borrower on November 29, 2005 (USAA Mutual Fund, Inc.; USAA Investment Trust; USAA Tax Exempt Fund, Inc.; and USAA State Tax-Free Trust) and December 8 , 2005 (USAA Life Investment Trust) and such resolutions are now in full force and effect.

         2.  Organization. Each of the Borrowers is duly organized and existing.

         3. Power. The Board of Directors/Trustees of each of the Borrowers which took the action called for by the resolutions attached hereto have the power to take such action.

         4. Incumbency. The following-named individuals are duly elected, qualified, and acting officers of the Borrowers and hold the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true and authentic signatures:

         NAME                TITLE                          SPECIMEN SIGNATURE

Christopher W. Claus         President                    /S/ CHRISTOPHER CLAUS


Kristi A. Matus              President                    /S/ KRISTI A. MATUS
                             USAA Life Investment Trust


Mark S. Howard               Secretary                    /S/ MARK S. HOWARD

IN WITNESS WHEREOF, I have executed this Certificate as of this 6th day of January, 2006.

/S/ MARK S. HOWARD
-------------------------
Mark S. Howard, Secretary

I, Christopher W. Claus, Officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.


                                                 /S/ CHRISTOPHER W. CLAUS
Date:    January 6, 2006                         -----------------------------
                                                 Christopher W. Claus, Officer

January 6, 2006


USAA Capital Corporation
9800 Fredericksburg Rd.
San Antonio, Texas 78288

Ladies and Gentlemen:

I have acted as counsel to USAA Investment Management Company, Manager and Investment Adviser of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (each a "Borrower" and collectively the "Borrowers"), in connection with (i) the $300,000,000 committed Master Revolving Credit Facility Agreement dated January 6, 2006 (the "Credit Agreement") between the Borrowers, for the benefit of each Borrower's series of funds (the "Funds"), and USAA Capital Corporation (the "CAPCO") and (ii) the Note (as such term is defined in the Credit Agreement) dated January 6, 2006 made by each Borrower in favor of the Bank (the "Note"). I am a Senior Vice President of USAA Investment Management Company, an indirect wholly-owned subsidiary of United Services Automobile Association ("USAA"). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

I have examined such records, certificates and documents, and such questions of fact and law as I have deemed necessary or appropriate for the basis of the opinions hereinafter expressed.

Based upon and subject to the foregoing, but subject to the assumptions and qualifications set forth herein I am of the opinion that:

         1. Each Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into the Credit Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms thereof.

         2. The execution, delivery and performance of the Credit Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of each Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the applicable Funds, or of any Borrowing Limit or prospectus or statement of additional information of such Borrower or its applicable Funds, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of such Borrower or its applicable Funds pursuant to any such term. No Borrower or its applicable Funds are in violation of any term of its respective charter, by-laws or trust agreement, and no Borrower or its applicable Funds are in violation of any material term of any agreement or instrument to which they are a party, or to the best of my knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them.

1505406v1

         3. Each Borrower and its applicable Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Each Borrower and its applicable Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or its applicable Funds.

         4. There is no action, suit or proceeding pending or, to the best of my knowledge, threatened against any Borrower or its applicable Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by the Credit Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of any Borrower or its applicable Funds or the ability of any Borrower and its applicable Funds to pay and perform their obligations under the Credit Agreement and under the Note.

         5. The Credit Agreement and the Note have been duly executed and delivered by each Borrower, for the benefit of its applicable Funds, and constitute the valid and binding obligations of each Borrower, for the benefit of its applicable Funds, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, moratorium or other applicable debtor relief laws and by general principles of equity.

         6. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans and are available to the applicable Borrower for the repayment of such Loans.

In rendering the opinion expressed above, I have further assumed: (i) that the terms of the Credit Agreement will be strictly complied with by CAPCO; (ii) that there is not, nor shall there be, any form of compensation or charge, whether direct or indirect, by CAPCO in connection with any of the Loans, except as expressly set forth in the Credit Agreement; (iii) that there are not, nor will there be, any compensating balances, frozen funds, deposits or other funds of any Borrower or its applicable Funds which are pledged or hypothecated as security or which are given as any other form of compensation, whether direct or indirect, for the account or benefit of CAPCO in connection with Loans other than as provided in the Credit Agreement; (iv) that any fees which have been paid or may be paid to CAPCO or to any other party in connection with the Loans are for services actually rendered and that such fees will not exceed just and reasonable compensation for such services rendered; and (v) that the utilization fees, and any other fees to be paid to CAPCO in connection with the Loans shall be treated as interest by CAPCO for purposes of assuring that the interest charged by CAPCO on the Loans does not exceed the Maximum Lawful Rate.

In giving the foregoing opinions, I express no opinion other than as to the federal laws of the United States of America, and the laws of the state of Texas.

I am furnishing this letter to you in my capacity as counsel to USAA Investment Management Company, Manager and Investment Adviser of the Borrowers, and this letter is solely for the benefit of CAPCO. This letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,


/S/ MARK S. HOWARD
------------------
Mark S. Howard
Senior Vice President, Secretary and Counsel
USAA Investment Management Company

1505406v1

                                Exhibit h (vii)

                                                     PRIVILEGED AND CONFIDENTIAL
                                                                  DRAFT 04/06/06


            FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("AGREEMENT") is made as of _______ __, 2006 between [USAA MUTUAL FUNDS TRUST], a Delaware statutory trust ("TRUST"), on behalf of each of its segregated portfolios of assets ("SERIES") listed under the heading "New Funds" on Schedule A to this Agreement ("SCHEDULE A") (each, a "NEW FUND"), and USAA MUTUAL FUND, INC., a Maryland corporation ("CORPORATION"), on behalf of each of its series listed under the heading "Old Funds" on Schedule A (each, an "OLD FUND"). (Each New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of the Trust and the Corporation is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on each New Fund's behalf and by the Corporation on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

     Each Investment Company wishes to effect seventeen separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization -- by converting from a series of the Corporation to a series of the Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares PRO RATA to that Old Fund's shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

     Each Investment Company's Board of Trustees/Directors (each, a "BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

     Old Fund, except Old S&P 500 Index Fund, offers a single class of shares of common stock ("OLD SHARES"). Old S&P 500 Index Fund offers two classes of common stock, designated Member Class and Reward Class shares ("MEMBER CLASS OLD FUND SHARES" and "REWARD CLASS OLD FUND SHARES," respectively, and collectively with Old Shares, "OLD FUND SHARES"). New Fund, except New S&P 500 Index Fund, will offer a single class of voting shares of

beneficial interest ("NEW SHARES"). New S&P 500 Index Fund will offer two classes of voting shares of beneficial interest, also designated Member Class and Reward Class shares ("MEMBER CLASS NEW FUND SHARES" and "REWARD CLASS NEW FUND SHARES," respectively, and collectively with New Shares, "NEW FUND SHARES").

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall:

     (a) issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

     (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

     1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

     1.4 At or prior to the Closing, New Fund shall redeem the INITIAL SHARE (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by the Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

     1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on August 1, 2006 or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (I.E., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

     2.2 The Corporation shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

     2.3 The Corporation shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

     2.4 The Corporation shall deliver to the Trust at the Closing a certificate of an authorized officer of the Corporation setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

     2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1 The Corporation, on Old Fund's behalf, represents and warrants to the Trust, on New Fund's behalf, as follows:

     (a) The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("ARTICLES") are on file with that state's Department of Assessments and Taxation;

     (b) The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c) Old Fund is a duly established and designated series of the Corporation;

     (d) At the Effective Time, the Corporation, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund's behalf, will acquire good and marketable title thereto;

     (e) Old Fund is not engaged currently, and the Corporation's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation's By-Laws (collectively, "CORPORATION GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on Old Fund's behalf, is a party or by which it is bound;

     (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the

            Corporation, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

     (h) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on July 31, 2005 or December 31, 2005 ("2005 Statements"), have been audited by Ernst & Young LLP, an independent registered public accounting firm ("E& Y"); the 2005 Statements and Old Fund's unaudited Statements at and for the six-month period ended on January 31, 2006 or June 30, 2006, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Corporation's management's best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

      (i) Since July 31, 2005 or December 31, 2005, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the Old Fund's share transfer books, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (q) The Corporation's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information the Trust provided for inclusion therein) and the Corporation's REGISTRATION STATEMENT including Old Fund under the 1933 Act and the 1940 Act did not, on its effective date, and will not, at the Effective Time and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (s) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

         3.2 The Trust, on New Fund's behalf, represents and warrants to the Corporation, on Old Fund's behalf, as follows:

     (a) The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) The Trust is duly registered as an open-end management investment company under the 1940 Act;

     (c)    New Fund is duly established and designated series of the Trust;

     (d) New Fund has not commenced operations and will not do so until after the Closing;

     (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (g) New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust's Master Trust Agreement or By-Laws (collectively, "TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on New Fund's behalf, is a party or by which it is bound;

     (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Corporation;

     (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund
            (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

     (n) Assuming the truthfulness and correctness of the Corporation's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

     (p) The Proxy Statement (only with respect to written information the Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q) The Trust's Trust Agreement permits the Trust to vary its shareholders' investment; and the Trust will not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and its investment adviser, USAA Investment Management Company ("ADVISER"), will have the authority to buy and sell securities for it.

         3.3  Each  Investment   Company,   on  its  respective  Fund's  behalf,
represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("REGISTRATION STATEMENT"), and
            (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

     (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the
            Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

     (i) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.   COVENANTS

     4.1 The Corporation covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

     4.2 The Corporation covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3 The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4 The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

     4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on
Schedule 14A relating to the Reorganization to be furnished in connection with the Corporation's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

     4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

     Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

     5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. A post-effective amendment ("POST-EFFECTIVE AMENDMENT") to the Registration Statement of New Trust with respect to the New Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

     5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

     5.3 The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP ("Counsel") substantially to the effect that:

     (a) Old Fund is a duly established series of the Corporation, a corporation that is validly existing and in good standing under the laws of the State of Maryland, and New Fund is a duly established series of the Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

     (b) Each Investment Company has duly authorized and adopted this Agreement on its respective Fund's behalf;

     (c) The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

     (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the

            Corporation Governing Documents or the Trust Governing Documents or, to Counsel's knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

     (e) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

     (f) Each Investment Company is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

     (g) To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland and/or the State of Delaware, on an opinion of competent Maryland or Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

     5.4 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.5 Before the Closing, the Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("INITIAL SHARE") to the Adviser or an affiliate thereof in consideration of the payment of [$1.00] each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

     5.6 The Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

     5.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5, and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   EXPENSES

     Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Post-Effective Amendment, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; NO SURVIVAL

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

     8. TERMINATION

     This   Agreement   may  be   terminated,   with  respect  to  one  or  more
Reorganizations, at any time at or before the Closing:

     8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before _______ __, 2006, or such other date as to which the Investment Companies agree; or

     8.2      By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.   AMENDMENTS

     The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

     Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

     11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                        [USAA MUTUAL FUNDS TRUST], on behalf of each of its series listed on Schedule A



                                        By:
                                             ------------------------------
                                        Name:
                                        Title:



                                        USAA MUTUAL FUND, INC., on behalf of
                                        each of its series listed on Schedule A



                                        By:
                                             ------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A



          OLD FUNDS                                      NEW FUNDS

EACH A SERIES OF THE CORPORATION)                 (EACH A SERIES OF THE TRUST)
------------------------------------   ----------------------------------------

          Aggressive Growth Fund                   Aggressive Growth Fund

           Capital Growth Fund                      Capital Growth Fund

        Extended Market Index Fund               Extended Market Index Fund

           First Start Growth Fund                 First Start Growth Fund

              Growth Fund                                Growth Fund

           Growth & Income Fund                       Growth & Income Fund

      High-Yield Opportunities Fund             High-Yield Opportunities Fund

            Income Stock Fund                           Income Stock Fund

               Income Fund                                Income Fund

       Intermediate-Term Bond Fund               Intermediate-Term Bond Fund

            Money Market Fund                         Money Market Fund

          Nasdaq-100 Index Fund                     Nasdaq-100 Index Fund

            S&P 500 Index Fund                        S&P 500 Index Fund

             Short-Term Bond Fund                    Short-Term Bond Fund

        Science & Technology Fund                 Science & Technology Fund

          Small Cap Stock Fund                      Small Cap Stock Fund

                 Value Fund                             Value Fund